Exhibit 99.1
11 Independence Contract Drilling, Inc. August 16, 2023 Sidoti MicroCap Conference

22 Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “plan,” “goal,” “will” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following: • decline in or substantial volatility of crude oil and natural gas commodity prices; • a decrease in domestic spending by the oil and natural gas exploration and production industry; • fluctuation of our operating results and volatility of our industry; • inability to maintain or increase pricing of our contract drilling services, or early termination of any term contract for which early termination compensation is not paid; • our backlog of term contracts declining rapidly; • the loss of any of our customers, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services; • overcapacity and competition in our industry; • an increase in interest rates and deterioration in the credit markets; • our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues, financial performance or financial requirements; • unanticipated costs, delays and other difficulties in executing our long-term growth strategy; • the loss of key management personnel; • new technology that may cause our drilling methods or equipment to become less competitive; • labor costs or shortages of skilled workers; • the loss of or interruption in operations of one or more key vendors; • the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage; • increased regulation of drilling in unconventional formations; • the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment; and • the potential failure by us to establish and maintain effective internal control over financial reporting. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K. Further, any forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Adjusted Net Income or Loss, EBITDA and adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company’s management believes adjusted Net Income or Loss, EBITDA and adjusted EBITDA are useful because such measures allow the Company and its stockholders to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods or capital structure. See non-GAAP financial measures at the end of this presentation for a full reconciliation of Net Income or Loss to adjusted Net Income or Loss, EBITDA and adjusted EBITDA. Preliminary Matters

33 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

4 1. Company Background: Pure - Play, 100% Pad - Optimal, Super - Spec U.S. Land Contract Driller 2. Market Dynamics and Outlook 3. Drivers of Returns, Free Cash Flow, Debt Reduction and Imbedded Value in Current Market 4. ESG 5. Appendices Presentation Outline

5 COMPANY BACKGROUND Pure -Play, 100% Pad -Optimal, Super -Spec U.S. Land Contract Driller

6 Introduction: ICD Best-in-Class Asset Quality and Geographic Focus • Marketed fleet comprised entirely of Pad-Optimal, Super-Spec rigs • Established presence in oil rich Permian play • A leading presence in natural gas rich Haynesville and East Texas regions • Fit-for-purpose rigs engineered/outfitted to address particular basin drivers • All rigs software-optimization-capable High Quality Customer Base Supported by Industry Leading Customer Service and Operations • #1 ranked land contract driller for service and professionalism past five years: 2018 - 2022 • Established relationships with publics and well-capitalized private operators Constructive Market, Asset Quality Driving Incremental Cash Flows and Shareholder Upside • Strength of Permian market and ICD customer base absorbing ICD pad-optimal rigs relocating from Haynesville via rig replacements and discreet rig adds by Permian operators • Pause in rig reactivations in response to recent natural gas weakness accelerates ICD free cash flow and net reduction goals as cash flows redirected away from reactivation capex • Mandatory offers permit repurchase of Convertible Notes at par ESG Focus • Marketed fleet 100% dual-fuel and hi-line power capable • Omni-directional walking reduces operational footprints and environmental impacts • Increasingly diverse workforce: 38% from under-represented groups • A leading contract driller in natural gas focused Haynesville Sector’s only U.S. publicly-traded, pure-play, Pad-Optimal, Super-Spec drilling contractor focused solely on North America’s most attractive oil and natural gas basins

Rig Fleet & Geographic Markets

7

26 Marketed Pad-Optimal Super-Spec Rigs

18 “300” Series ShaleDriller Rigs[1]

- Meet all Pad-Optimal, Super-Spec rig requirements[2]
- Also include multiple enhanced specifications for long-laterals/high-torque drilling: 25K+ racking capable, equipped with Hi-torque top drive / Hi-torque iron roughneck / HT tubulars
- Targeting developing market niche for larger diameter casing strings and extreme laterals

8 “200” Series ShaleDriller Rigs

- Meet all Pad-Optimal, Super-Spec rig requirements[2]
- 1,500 HP drawworks; 20K+ racking / 750K lb. hook
- **Includes seven rigs convertible to 300 Series specifications with only modest capex**

26 Drilling Optimization Enabled Rigs

- 100% ICD marketed fleet’s control systems enable drilling optimization applications
- Approximately 40% of ICD operating fleet currently utilizing drilling optimization applications

ICD Operations Strategically Focused on the Most Prolific Oil and Natural Gas Producing Regions in the United States


New Mexico
Oklahoma
Arkansas
Texas
Louisiana
ICD owned or leased location
ICD Operating Area

AVERAGE AGE OF MARKETED FLEET: 7.92 YEARS[3]

1) Includes planned 200-300 series conversions for 2H’23
2) See Appendix Slide 31 for characteristics of Pad-Optimal, Super-Spec drilling rig
3) As of July 31, 2023; based upon date of first well spud following rig construction or material upgrade

300 Series Rigs Lead Transformation of Operating Fleet Compared to Pre-COVID levels

8



ICD Marketed Fleet Transformation: % 300 Series


0%
2018 Pre-Sidewinder Merger
60%
Post Sidewinder Merger
96%
Current: Following 200-300 Series Conversion Program
200 Series
300 Series

- Demand for 300 Series spec rigs being driven by rapidly evolving industry dynamics:
  - Shift towards longer laterals and deeper wells
  - Shift towards larger diameter and high-torque drill pipe
  - Steadily increasing number of wells per drilling pad
  - Focus on deep gas drilling by ICD customers in Haynesville / E. TX gas plays
- Rigs meeting 300 Series specs are in the shortest supply and command the highest dayrates when matched with customers requiring such specifications
- Initial fourteen 300 Series rigs acquired by ICD in 4Q'18 Sidewinder merger – current recovery represents first opportunity for ICD to market and place these rigs with customers in an improving rig count environment
- **ICD 200-300 Series Conversion Program: ICD now marketing 96% of its marketed fleet with 300 Series specifications**
  - Conversions completed based upon ICD customer requirements / requests
  - Two conversions already completed with third scheduled Q4'23 (all for existing customers on active rigs)
  - Payback less than one year based upon dayrate differential and further accelerated by customer funding/contributions
  - Conversions completed on long rig move (minimal operational downtime)

9

Geographic Mix / Customer Relationships

INDEPENDENCE CONTRACT DRILLING

FYE 2022 ICD Rig Locations By Basin

Haynesville / ETX: 10

Permian 10



Current ICD Rig Locations By Basin

Haynesville / ETX: 4

Permian 17




ENERGYPOINT RESEARCH INC
Rated 1st in Service & Professionalism LAND DRILLERS
Customer Satisfaction
2022
ENERGYPOINT RESEARCH INC
Rated 1st in Service & Professionalism LAND DRILLERS
Customer Satisfaction
2021
ENERGYPOINT RESEARCH INC
Rated 1st in Service & Professionalism LAND DRILLERS
Customer Satisfaction
2020
ENERGYPOINT RESEARCH INC
Rated 1st in Service & Professionalism LAND DRILLERS
Customer Satisfaction
2018-19

Premier Customer Base

Current and Prior ICD Customers

PNG Paloma Natural Gas; bp; eog resources; Endeavor Energy Resources LP; Diamondback Energy; Chevron; Tellurian; Bayswater; Chesapeake Energy; GEP Haynesville, LLC; Earthstone Energy, Inc.; HighPeak Energy; swn Southwestern Energy; equinor; Pioneer Natural Resources; ConocoPhillips (1); OXY (1); XTO Energy

1) Occidental Petroleum Corporation via Anadarko Petroleum acquisition; ConocoPhillips via Concho Reources acquisition
2) Includes rigs reactivated since COVID-19 pandemic trough (Aug '20); excludes five marketed rigs that have not yet been reacivated since pandemic trough

10 Market Dynamics and Outlook

1111 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Jan-2022 Feb-2022 Mar-2022 Apr-2022 May-2022 Jun-2022 Jul-2022 Aug-2022 Sep-2022 Oct-2022 Nov-2022 Dec-2022 Jan-2023 Feb-2023 Mar-2023 Apr-2023 May-2023 Jun-2023 Jul-2023 US Natural Gas Prices Commodity Price Trends Driving Changes in US Land Rig Count $60 $70 $80 $90 $100 $110 $120 $130 Jan 03, 2022 Jan 18, 2022 Feb 02, 2022 Feb 17, 2022 Mar 04, 2022 Mar 21, 2022 Apr 05, 2022 Apr 21, 2022 May 06, 2022 May 23, 2022 Jun 07, 2022 Jun 22, 2022 Jul 07, 2022 Jul 22, 2022 Aug 08, 2022 Aug 23, 2022 Sep 07, 2022 Sep 22, 2022 Oct 07, 2022 Oct 24, 2022 Nov 08, 2022 Nov 23, 2022 Dec 08, 2022 Dec 23, 2022 Jan 11, 2023 Jan 26, 2023 Feb 10, 2023 Feb 27, 2023 Mar 14, 2023 Mar 29, 2023 Apr 14, 2023 May 01, 2023 May 16, 2023 Jun 01, 2023 Jun 16, 2023 Jul 05, 2023 Jul 20, 2023 Aug 04, 2023 WTI Prices Source: EIA Natural gas prices began to rapidly decline at the beginning of 2023 driven by takeaway capacity constraints in the Haynesville and warmer than expected weather resulting in steep declines in natural gas rig counts 1H’23 While oil prices have remained constructive for continued drilling in oil directed markets such as the Permian Basin, recent commodity price volatility associated with overall demand concerns has slowed expected Permian rig count additions

12 Even with Natural Gas Softness, Pad-Optimal Super Spec Utilization Remains Strong 1) Pad optimal rid defined as AC, walking 1500HP+, 750,000lb hookload +, 3 pumps (7500psi) / 4 engines 2) Market share based upon AC, walking or skidding, 1500HP+, 750,000lb hookload +, 3 pumps (7500psi) / 4 engines) 3) Source: Enverus and Company estimates 0 100 200 300 400 500 600 700 800 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 34 35 36 37 38 39 40 41 42 43 44 45 46 U.S. Pad-Optimal, Super-Spec Fleet Utilization 80% Utilization Estimated Pad-Optimal Fleet Estimated Pad-Optimal Supply(1)(2) Pad-Optimal Operating Rigs: U.S. Land(1)(2) 8/23 HP NBR PTEN ICD PDS ESI Various Market Share in ICD Target Markets: Permian and Haynesville/E. TX(2)(3) Even as overall U.S. Land rig counts reach their expected trough in Q3’23, market conditions for Pad-Optimal Super-Spec equipment remain strong based upon continued strong utilization rates and expected capital discipline by the market’s principal participants 4Q’18

13 Drivers of Free Cash Flow, Debt Reduction and Imbedded Value in Current Market

14 Drivers of Returns /FCF Through Oil and Gas Cycle Fleet Utilization • Transition of six rigs from Haynesville to Permian in response to softness in natural gas markets – currently expect to reach 21 operating rigs 1H’24 • Rig 21 reactivated early 2Q’23 (300 Series rig) (Permian) • 200-to-300 Series conversion opportunities (two additional since 2Q’23) • 300 Series rigs are in shortest supply and command highest dayrates in the market Dayrate and Margin Momentum • Even during transition of rigs from Haynesville to Permian, ICD expects to generate healthy revenue per day • U.S. Pad-Optimal, Super-Spec fleet utilization expected to remain strong as Pad-Optimal rigs in “gassier” basins transition to oil basins and realize upon high grading and rig replacement opportunities Shift of Focus from Rig Reactivations Drives Substantial Improvements in Cash Flows • While investments in rig reactivations pause during rig transitions from Haynesville to Permian, ICD free cash flow generation profile accelerates • ICD expects to begin reducing overall net debt: repaid $5.0 million of existing Convertible Debt at par on 6/30/23 • ICD capital expenditure focus shifts entirely to maintenance mode and less capital intensive 200-to-300 Series conversions

15 ICD Margin Expansion: Bridging the Historical Gap $12,000 $17,000 $22,000 $27,000 $32,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Q2'23 Q3'23 Estimate Revenue Per Day Cost Per Day Note: ICD 3Q’23 estimate from ICD 2Q’23 earnings conference call ICD Quarterly Margin Expansion $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Q1'23 Q2'23 ICD Margin Per Day Comparison to Larger Public Company Peers ICD Company A Company B Company C Company D AVERAGE Led by increasing market penetration of ICD 300 Series Rigs, ICD margins have closed the historic pre-COVID profitability gap and are expected to remain at historically robust levels even as the U.S. Land rig count reaches its expected trough in Q3’23

16 ICD Operating Leverage Potential in an Improving Market $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 14 Revenue Earning Rigs 18 Revenue Earning Rigs 21 Revenue Earning Rigs $14,500 $15,250 $15,665 Adjusted Annualized EBITDA Potential Across Various Rig Margin Per Day Scenarios ICD currently expects current market softness to result in an expected overall U.S. land rig count trough in Q3’23 with improvements beginning late Q3’23 / early Q4’23 ICD has significant operating leverage potential: 2Q’23 margin per day was $15,462, 1Q’23 margin per day was $15,665, and currently expect 3Q’23 margin per day between $14,250 and $14,750 Indicative potential Adjusted EBITDA based upon the following additional assumptions: - Margin per day illustration based upon Q2’23 actuals, 1Q’23 actuals (prior peak) and 3Q’23 guidance - 14, 18 and 21 rig operating fleet at full effective utilization (99% realization) (14 avg rigs represent expected low point during Q3’23, with expectation ICD reaches approximately 18 operating rigs by FYE’23 and steadily returns to 21 rig operating base mid 2024) - Cash SG&A: $18.5 million $000s Illustrative Margin Per Day

17 Illustrative ICD Free Cash Flow Growth $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2024 2025 Illustrative ICD Free Cash Flow Generation ($000s)) Maint Capex Growth Capex Cash Taxes Cash Interest Mandatory Offer Debt Paydown FCF $000s Key Assumptions • Assume average margin of $14,500 consistent with 3Q’23 margin guidance throughout the illustrative periods • Cash SG&A: $18.5 million per year • Maintenance/Other capex: $1M per avg rig • Growth Capex: $6.0M per year • 19 avg rigs in 2024, 21 avg rigs in 2025 • $6.0 million of basin transition costs in 2023 • PIK interest through March’ 24; Cash interest thereafter in 2024 and 2025 (SOFR + 12.5%) • SOFR: 5.4% • All Mandatory Offers to repurchase notes accepted by noteholders • ICD NOL’s expected to fully offset expected estimated taxable income Assuming no rig reactivations past 21st rig, ICD still poised to generate significant free cash flow that can be utilized to reduce net debt, repay outstanding indebtedness and return capital to stockholders

1818 ICD Balance Sheet & Capital Structure • Refinancing completed March 18, 2022 significantly de-risked ICD balance sheet • Prior to refinancing, near-term debt maturities and balance sheet risk impeded investor interest and ICD’s ability to reactivate rigs into a very strong market • ICD poised to significantly delever balance sheet even with no conversion of the Convertible Notes • First $5.0 million Mandatory Offer to Repurchase Notes accepted by convertible note holders (see Appendix slide 30 for potential debt reduction opportunities through Mandatory Offer provisions) • Even assuming full conversion of the Convertible Notes issued in the refinancing, significant upside exists for ICD stockholders Long –Term Debt June 30, 2023 $000s Convertible Notes (Face) $176,785 Revolver Borrowings 13,500 Capital Leases (Long-Term) 1,757 Debt Discount & Debt Issuance Costs (36,807) Reported LT Debt $155,235 Convertible Notes Material Terms • Maturity: March 18, 2026 • Conversion Price: $4.51 (at Holder’s option) • Ability to PIK interest at ICD option for entirety of the Convertible Notes term • PIK Interest Rate: SOFR + 9.5% • Cash Interest Rate: SOFR + 12.5% • See Appendices for additional terms and details

19 Illustrative Debt Reduction $- $50,000 $100,000 $150,000 $200,000 $250,000 2023 2024 2025 Illustrative Net Debt Reduction and Net Debt / Adjusted EBITDA Ratios(1) Adjusted EBITDA Debt Balance Cash Balance Net Debt 1.86X 2.86X Assuming a market through 2025 that does not improve beyond Q1’23 levels, ICD cash flow significantly improves ICD leverage position and can be utilized to repay/refinance outstanding indebtedness or return capital to stockholders 1) PIK interest assumed through March ’24 Utilizes cash flow assumptions from Slide 19 Ratio of Net Debt / Adjusted EBITDA as of end of period 1.25X $000s

20 Significant potential for uplift as the overhang related to our prior leverage profile gives way to imbedded value in our premier fleet. Newbuild Super-Spec, Pad-Optimal rigs estimated to cost $30+ million with 12+ month lead times Adjusted Enterprise Value / Active Rig(1) ($ in millions) Significant Potential Value Uplift 1) Source: Public filings and Enverus as of 8.11.23 calculated as Adjusted Enterprise Value divided by Active Rigs. Active rig counts based upon U.S. active rigs per Enverus (50% value for SCR rigs) for each of PTEN, HP, NBR and PDS. Adjusted Enterprise Values reflect estimated proportion of total company represented by U.S. land drilling business based upon reported asset book values and segment revenues and operating income, as reported 2) “Unconverted” value per rig based upon current ICD stock price and no conversion of Notes; “As-Converted” value per rig assumes full conversion of the Notes on March 31, 2023, and ICD stock price of $5.00 per share 3) As of August 11, 2023 Unconverted(2) As-Converted(2) ICD current share price: $2.93(3) Even assuming a $5.00 share price, ICD is discounted on $/rig metrics ICD is materially undervalued vs. peers based on $/rig metrics $23.1 $27.2 $28.9 $17.9 $16.2 $10.8 $19.5 $13.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Company A Company B Company C Company D ICD @ Market (14 Rigs) ICD @ Market (21 Rigs) ICD @ $5.00 (14 Rigs) ICD @ $5.00 (21 Rigs) Average: $24.3 million

Significant Potential Value Uplift

INDEPENDENCE CONTRACT DRILLING

21

Even assuming full conversion of the convertible notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers

- Current public company valuations for active super-spec rigs currently estimated to be approximately $24.3 million
- Illustrative table based on the following assumptions:
  - ICD elects PIK interest through 1Q'24
  - PIK interest rate: 9.5% + SOFR, with SOFR assumed to be 5.0%
  - **<u>All mandatory offers accepted by Note Holders</u>**
  - Convertible Notes fully convert at maturity
  - ICD free cash flow build consistent with assumptions on slide 17
  - Excludes potential reactivations of rigs 22 through 26
- ICD closing share price on August 11, 2023: $2.93

Illustration of potential stockholder upside assuming full conversion of convertible notes based upon enterprise value to active rig

($millions except per share data)

	FYE'23	FYE '24	FYE '25
Convertible Notes Balance[1]	$186.35	$179.16	$179.16
Illustrative Cash Balance	$5.00	$28.43	$64.73
Debt following conversion	-	-	-
Conversion Rate	$4.51	$4.51	$4.51
Illustrative I Share Dilution *(millions)*	41.32	39.73	39.73
Shares Outstanding Q2'23 *(millions)*	14.00	14.00	14.00
Total Illustrative Sharecount *(millions)*	55.32	53.73	53.73
Ending Contracted Rigs	18	21	21
Indicative Enterprise Value[2]			
$10.0M per rig	$185.00	$238.43	$274.73
$12.5M per rig	$230.00	$290.93	$327.23
$15.0M per rig	$275.00	$343.43	$379.73
$17.5M per rig	$320.00	$395.93	$432.23
$20.0M per rig	$365.00	$448.43	$484.73
Indicative Value Per Share (Fully-Diluted)			
$10.0M per rig	$3.34	$4.31	$4.97
$12.5M per rig	$4.16	$5.42	$6.09
$15.0M per rig	$4.97	$6.39	$7.07
$17.5M per rig	$5.78	$7.37	$8.05
$20.0M per rig	$6.60	$8.35	$9.02

1) See Appendix Slide 30 for roll forward of debt balance and PIK interest
2) Calculated as value per rig multiplied by ending contracted rigs plus illustrative cash balance (assuming full conversion of notes)

Significant Potential Value Uplift

22

Even based upon reasonable EBITDA trading multiples and assuming full conversion of the Convertible Notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers

Illustrative table based on the following assumptions:

- Average rigs: ICD exits 2023 with 18 rigs operating and reaches full effective utilization 1H'24 of its 21-rig operating fleet.
- No further rig reactivations after 21st rig
- ICD elects PIK interest through 1Q'24
- PIK interest rate is 9.5% + SOFR
- All Mandatory Offers to repurchase Convertible Notes accepted by Noteholders
- Illustrative cash flow based upon assumptions on slide 17
- Excludes potential reactivations of rigs 22 through 26

ICD closing share price on August 11, 2023: $2.93

Illustration of potential stockholder upside assuming full conversion of convertible notes based upon illustrative EBITDA trading multiples

($millions except margin per day and per share data)

Assumptions	As of 12/31/23			As of 12/31/24			As of 12/31/25		
Next 12 Months: Average Rigs	18	18	18	21	21	21	21	21	21
Margin Per Day	$14,500	$15,000	$15,500	$14,500	$15,000	$15,500	$14,500	$15,000	$15,500
Cash SG&A($M)	$18.50	$18.50	$18.50	$18.50	$18.50	$18.50	$18.50	$18.50	$18.50
Illustrative Run Rate Adjusted EBITDA($M)	$75.81	$79.06	$82.32	$91.53	$95.33	$99.12	$91.53	$95.33	$99.12
Illustrative Ending Cash Balance ($M)	$5.00	$5.00	$5.00	$28.43	$28.43	$28.43	$64.73	$64.73	$64.73
Illustrative Fully Diluted Shares (M)	55.32	55.32	55.32	53.73	53.73	53.73	53.73	53.73	53.73
Valuation Multiple	**Indicative Enterprise Value ($M)[2]**			**Indicative Enterprise Value ($M)[2]**			**Indicative Enterprise Value ($M)[2]**		
3.0x	$232.44	$242.19	$251.95	$303.02	$314.41	$325.79	$339.32	$350.71	$362.09
3.5x	$270.34	$281.73	$293.11	$348.79	$362.07	$375.35	$385.09	$398.37	$411.65
4.0x	$308.25	$321.26	$334.27	$394.55	$409.73	$424.91	$430.85	$446.03	$461.21
4.5x	$346.16	$360.79	$375.42	$440.32	$457.39	$474.47	$476.62	$493.69	$510.77
5.0x	$384.06	$400.32	$416.58	$486.09	$505.06	$524.03	$522.39	$541.36	$560.33
Valuation Multiple	**Indicative Value Per Rig ($M)**			**Indicative Value Per Rig ($M)**			**Indicative Value Per Rig ($M)**		
3.0x	$12.91	$13.46	$14.00	$12.63	$13.10	$13.57	$14.14	$14.61	$15.09
3.5x	$15.02	$15.65	$16.28	$14.53	$15.09	$15.64	$16.05	$16.60	$17.15
4.0x	$17.12	$17.85	$18.57	$16.44	$17.07	$17.70	$17.95	$18.58	$19.22
4.5x	$19.23	$20.04	$20.86	$18.35	$19.06	$19.77	$19.86	$20.57	$21.28
5.0x	$21.34	$22.24	$23.14	$20.25	$21.04	$21.83	$21.77	$22.56	$23.35
Valuation Multiple	**Indicative Share Price**			**Indicative Share Price**			**Indicative Share Price**		
3.0x	$4.20	$4.38	$4.55	$5.64	$5.85	$6.06	$6.32	$6.53	$6.74
3.5x	$4.89	$5.09	$5.17	$6.49	$6.74	$6.99	$7.17	$7.41	$7.66
4.0x	$5.57	$5.81	$5.89	$7.34	$7.63	$7.91	$8.02	$8.30	$8.58
4.5x	$6.26	$6.52	$6.62	$8.20	$8.51	$8.83	$8.87	$9.19	$9.51
5.0x	$6.94	$7.24	$7.34	$9.05	$9.40	$9.75	$9.72	$10.08	$10.43

1) See Appendix Slide 30 for roll forward of convertible debt balance and PIK interest
2) Calculated as illustrative EBITDA multiplied by valuation multiple plus illustrative cash (assuming full conversion of notes)

23 ESG

24 ESG and Sustainability Focused Environment ICD operations substantially reduce GHG emissions and environmental footprints at the wellsite • 100% of ICD marketed rigs are dual-fuel enabled and high-line capable, permitting substantial reduction and elimination of GHG emissions at the wellsite from rig operations • 100% of ICD rigs utilize omni-directional walking systems that enable large-scale pad operations which substantially reduces environmental footprints at the wellsite • 100% of ICD rigs utilize energy-efficient LED lighting and/or crown lighting which substantially reduces energy use and “dark sky” environmental impacts • ICD is a leading provider of contract drilling services in the natural gas producing regions located in ETX/Haynesville areas which are expected to become increasingly relevant as energy transition efforts continue to develop and accelerate Social ICD believes our people are our greatest resource and continuously focuses on creating a culture where employee safety, opportunity, well-being and development is prioritized • ICD utilizes leading safety management and training systems; 100% of ICD employees completed social, ethics and compliance training in 2022 • ICD is committed to a culture of diversity and inclusion - 38% of ICD’s workforce is currently comprised of historically underrepresented groups(1) • ICD provides industry leading health and welfare benefits focused on employee well-being • ICD actively participates in community outreach programs in regions where we operate Governance ICD’s Board prioritizes shareholder alignment and ESG initiatives that benefit all stakeholders and the environment • Board level oversight of ESG goal setting, performance and outreach • ICD Executive LTIP compensation substantially at-risk and performance-based, and thus closely aligned with shareholder interests • Executive compensation structures include safety, environmental and other ESG goals and metrics 1) As of July 31, 2023

ICD ShaleDriller Rigs Substantially Reduce and Eliminate GHG Emissions at the Wellsite

INDEPENDENCE CONTRACT DRILLING
25

Utilizing natural gas rather than diesel substantially reduces GHG emissions. ICD customers routinely use field natural gas to power our rigs, providing even more significant positive impacts on the environment. The first rig ICD built in 2012 was equipped with Dual-Fuel engines and today 100% of ICD's marketed fleet is equipped with Dual-Fuel capabilities.

Similar to an electric car, utilizing the electric grid to power a rig's engines substantially eliminates GHG emissions at the wellsite. All ICD rigs are capable of running on Hi-Line Electric Power. ICD began operating rigs on Hi-Line Electric power in 2019 and continually markets this option to its customers where operational infrastructure permits.

All ICD rigs have been converted from traditional lighting to crown lighting systems. LED and crown lighting systems substantially reduce energy use and eliminate light pollution, in particular, in environmentally sensitive areas where "dark sky" environmental issues exist.



Dual-Fuel Equipped 100% of ICD's Rigs

Hi-Line Electric Power Capable 100% of ICD's Rigs

LED/CROWN LIGHTING 100% of ICD's Rigs

26 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

2727 Investor Contact Information Email inquiries: investor.relations@icdrilling.com Phone inquiries: (281) 878 -8710

2828 APPENDICES

29 Convertible Debt Terms Amount/Maturity • Current balance at 6/30/23: $176.8 million • Matures March 18, 2026 • Defeasance options begin 18 months prior to maturity Interest; PIK Amount • Cash interest at SOFR + 12.5%(1) • PIK Interest at SOFR + 9.5%(1) • ICD has right to PIK interest throughout term of the Notes • Paid semi-annually on March 31st and September 30th through maturity Conversion • Conversion price: $4.51 • ICD has the right to mandatorily convert Notes in certain change of control transactions involving larger public companies, subject to a minimum MOIC Redemption • Company obligated to offer “(Mandatory Offer Requirements”) to redeem Notes at par in principal amount of $5.0 million on each of June 30, 2023, Sept 30, 2023,and Dec 31, 2023, and in principal amounts of $3.5 million on each of Mar 31, 2024, June 30, 2024 and September 30, 2024 • Company repaid $5.0 million (at par) on June 30, 2023 pursuant to these Mandatory Offer Requirements Governance • Limitation on Voting Rights. Each Holder’s beneficial common stock ownership post conversion limited to 19.9% or lower of outstanding shares; any conversion in excess of ownership limitations issued in pre-funded, non-voting warrants • Board Rights: Holders entitled to appoint up to three members of a seven-member Board, one of which must be independent, subject to reduction if note ownership declines 1) Six Month Term SOFR as reported by CME Group at the beginning of each interest payment period

PIK Interest Rollforward Illustration

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ICD permitted to PIK interest ***at its option*** over entirety of Convertible Notes term: the following illustration assumes PIK interest through March 31, 2024 and all Mandatory Offers are accepted through December 31, 2024

ICD Convertible Debt RollForward Assuming PIK Interest Through March 2024 [1] Assumes All Mandatory Offers Accepted By Convertible Note Holders			
Period	Debt Balance ($ million)	Shares Issuable Upon Conversion	
Convertible Debt Balance: 6/30/23	$176.79	39,200	
Accrued Interest	$6.46		
Mandatory Offer Paydown 9/30/23	($5.00)		
3Q'23 Interest	$6.41		
Convertible Notes Balance 9/30/23	$184.66	40,944	
Mandatory Offer Paydown 12/31/23	($5.00)		
4Q'23 Interest	$6.69		
Convertible Debt Balance: 12/31/23	$186.35	41,319	
Mandatory Offer Paydown 3/31/24	($3.50)		
1Q'24 Interest	$6.81		
Convertible Debt Balance: 3/31/24	$189.66	42,054	Assumes ICD begins paying cash interest after 3/31/24
Mandatory Offer Paydown 6/30/24	($3.50)		
Convertible Debt Balance: 6/30/24	$186.16	41,278	
Mandatory Offer Paydown 9/30/24	($3.50)		
Convertible Debt Balance: 9/30/24	$182.66	40,502	
Mandatory Offer Paydown 12/31/24	($3.50)		
Convertible Debt Balance: 12/31/24	$179.16	39,726	

1) PIK interest rate SOFR + 9.5% utilizing six-month term SOFR at beginning of interest period; 6 Month SOFR assumed to be 5.4% beginning 9/30/23 ; interest compounds/paid semi-annually on March 31st and September 30th of each calendar year through maturity; indicative convertible debt balances between interest payment dates include accrued interest that is assumed to be paid in-kind

31 Defining a Pad-Optimal, Super-Spec Rig Omni-Directional Walking 1500 HP Drawworks High-Pressure Mud Systems (7500 psi) Fast Moving AC Programmable Three pump / four engine Drilling optimization software capable Dual-fuel / Electric Hi-line capable Total U.S. Pad-Optimal Super-Spec Supply: ̴620 Rigs(1) 476 Pad Optimal Rigs 144 Upgradeable Rigs(2) 1) Source: Enverus and Company estimates. Includes AC, 1500HP+, 750,000lb+ hookload; excludes rigs not operating since 2018 and rigs owned by non-operating entities 2) 1500HP AC rigs with skidding systems upgradeable to omni-directional walking (capex estimated at $8M+ per rig)

32 ICD Positioning in a Consolidating Market 0 20 40 60 80 100 120 140 Public A Public B Public C Public D Public E ICD Private 1 Public F Public G Public H Private 3 Others (5 total) Number of Operating Super-Spec or AC Rigs Convertible into Super-Spec Rigs ICD Target Markets: TX, LA, NM(1) 1) Enverus. Active AC rigs with 1500-2000hp drawworks (as of July 31, 2023) 2) Defined as a company listed on NYSE, NASDAQ, or Toronto Exchanges with market cap of at least US$350M and public float of at least US$250M • ICD well positioned to participate in industry consolidation activity as it develops during the current market upcycle • ICD SG&A overhead structure scalable and will not materially increase in the event of additions to its operating fleet in its target markets • ICD has the ability to mandatorily convert the convertible notes and deliver a delevered company in transaction with larger public company(2)